UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 22, 2008
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-32858	72-1503959

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11700 Katy Freeway Suite 300 Houston, Texas	77079

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 372-2300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 22, 2008, at the 2008 annual meeting of stockholders (the “2008 Annual Meeting”), the stockholders of Complete Production Services, Inc. (the “Company”) approved the adoption of the Complete Production Services, Inc. 2008 Incentive Award Plan (the “2008 Plan”) that provides for the grant of cash and equity awards to employees, consultants and non-employee directors. The Board of Directors of the Company (the “Board”) unanimously approved the adoption of the 2008 Plan on February 21, 2008, subject to approval by the Company’s stockholders at the 2008 Annual Meeting. The 2008 Plan became effective upon approval by the Board, subject to stockholder approval.
     A summary of the principal provisions of the 2008 Plan is set forth below.
Purpose of the 2008 Plan
     The purpose of the 2008 Plan is to promote the Company’s success and enhance its value by connecting the personal interests of Board members, employees and consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance. The 2008 Plan succeeds the Complete Production Services, Inc. Amended and Restated 2001 Stock Incentive Plan, as amended (the “2001 Plan”). As of March 25, 2008, only 85,810 shares remain available for grant under the 2001 Plan. The 2001 Plan will be terminated once the remaining 85,810 shares are granted in fiscal 2008.
Administration
     The Board will administer the 2008 Plan with respect to awards to non-employee directors, and the Compensation Committee of the Board will be the administrator of the 2008 Plan with respect to all other awards. The administrator will have the power to establish rules and regulations for the proper administration of the 2008 Plan, determine which participants will receive awards and establish the other terms and conditions of the awards, consistent with the terms of the 2008 Plan. The administrator may modify outstanding awards as provided in the 2008 Plan. The administrator may delegate its authority to a subcommittee comprised of one or more members of the Board or officers of the Company, consistent with applicable law, to grant or amend awards as to certain non-executive employees.
Limitation on Awards and Shares Available
     The aggregate number of shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), that may be issued or transferred pursuant to awards under the 2008 Plan is 2,500,000 shares. In addition, any shares of Common Stock that are subject to outstanding awards under the 2001 Plan that are forfeited, cancelled, terminated or expire unexercised after the annual meeting will be added to the pool of available shares under the 2008 Plan. No more than 2,500,000 shares of Common Stock may be issued upon the exercise of incentive stock options. In the event of any termination, expiration, lapse or forfeiture of an award granted under the 2008 Plan or the 2001 Plan, any shares subject to the award at such time will again be made available for future grants under the 2008 Plan. The maximum number of shares which may be subject to awards granted to any individual during any calendar year may not exceed 900,000 shares of Common Stock and the maximum aggregate cash payment pursuant to all performance-based awards that may be granted to any individual during any calendar year is $4,000,000.
Awards
     The 2008 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof, to eligible participants. Each award will be evidenced by a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     The exercise price of a stock option and the base price of a stock appreciation right shall not be less than the closing price of the Company’s Common Stock on the date of grant. No stock option shall be exercisable later than ten (10) years after the date it is granted.
     The administrator is authorized to grant equity and/or cash-based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2008 Plan enumerates certain performance criteria that may be used in granting such awards.
Grants to Non-Employee Directors
     The 2008 Plan authorizes the grant of discretionary awards to non-employee directors, the terms and conditions of which are to be determined by the administrator consistent with the terms of the 2008 Plan.
     Historically, the Company’s non-employee directors receive an automatic grant of certain awards. As of February 2007, non-employee directors receive an automatic grant, upon initial appointment and upon each annual meeting of stockholders, of equity awards valued at $100,000 as follows: options to purchase 5,000 shares of Common Stock, to be valued as of the date of grant based on the closing price of the Company’s Common Stock multiplied by the number of options multiplied by 33%, and the balance of the $100,000, in restricted stock, to be valued based on the closing price of the Company’s Common Stock on the date of grant.
Amendment and Termination
     The administrator may terminate, amend or modify the 2008 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE (or any other market or stock exchange on which the Company’s Common Stock is at the time primarily traded). Additionally, stockholder approval will be specifically required to increase the maximum number of shares of Common Stock that may be issued under the 2008 Plan or decrease the exercise price of any option or stock appreciation right granted under the 2008 Plan.
     Except with respect to amendments that are intended to cause awards to comply with or be exempt from Section 409A of the Code, no amendment, modification or termination of the 2008 Plan will adversely affect in any material way any award previously granted pursuant to the 2008 Plan without the participant’s consent. Additionally, in no event may an award be granted pursuant to the 2008 Plan on or after February 21, 2018.
Miscellaneous
     The 2008 Plan also contains provisions with respect to payment of purchase prices, vesting and expiration of awards, treatment of awards upon a change of control of the Company, adjustments for stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. Various other terms, conditions and limitations apply, as further described in the 2008 Plan.
     The 2008 Plan is described in detail in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 7, 2008 (the “Proxy Statement”) in connection with the 2008 Annual Meeting. The descriptions of the 2008 Plan set forth herein and in the Proxy Statement do not purport to be complete and are qualified entirely by reference to the full text of the 2008 Plan, a copy of which is attached as Appendix A to the Proxy Statement and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibits:	Description of Document
10.1	The Complete Production Services, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A to Complete Production Services, Inc.’s Proxy Statement filed on April 7, 2008).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPLETE PRODUCTION SERVICES, INC.

Date: May 27, 2008	By:	/s/ James F. Maroney, III

	Name:	James F. Maroney, III
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibits:	Description of Document
10.1	The Complete Production Services, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A to Complete Production Services, Inc.’s Proxy Statement filed on April 7, 2008).

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